SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 6, 2002

                        ALLOU HEALTH & BEAUTY CARE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-10340                                11-2953972
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   (Commission File No.)                 (IRS Employer Identification No.)


     50 Emjay Boulevard, Brentwood, New York                        11717
     ------------------------------------------               ------------------
     (Address of Principal Executive Offices)                     (Zip Code)


                                 (631) 273-4000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 6, 2002 our Board of Directors dismissed Arthur Andersen LLP ("Andersen") as our independent public accountants and appointed KPMG LLP ("KPMG") to serve as our independent public accountants. These actions were taken at the recommendation of our Audit Committee.

     Andersen had been appointed as our independent public accountants on June 14, 2001, and rendered its report only with respect to our consolidated financial statements as of and for the fiscal year ended March 31, 2001 which financial statements were included within our annual report on Form 10-K filed with the Securities and Exchange Commission on July 3, 2001.

     Andersen's report on our consolidated financial statements as of and for the fiscal year ended March 31, 2001, which is the only report issued by Andersen on our financial statements since Andersen's appointment as our independent public accountants, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     Since its engagement as our independent public accountants, and through the date of this report, there was no disagreement with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their report on our consolidated financial statements.

     During our previous two fiscal years and through the date of this report, we did not consult KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any "reportable event, " as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     We provided Andersen with a copy of this report and requested that Andersen furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which it does not agree. The letter provided by Andersen is attached hereto as Exhibit 16.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits:

               16. Letter of Arthur Andersen LLP re: Change in Certifying Accountant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ALLOU HEALTH & BEAUTY CARE, INC.


Date:    June 20, 2002        By:  /s/ David Shamilzadeh
                                   ---------------------------------------
                                   Name:  David Shamilzadeh
                                   Title: President, Principal Financial Officer
                                          and Principal Accounting Officer

EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------

            16.            Letter of Arthur Andersen LLP re: Change in
                           Certifying Accountant.